UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2022

SAKER AVIATION SERVICES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52593	87-0617649
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 South Street, Pier 6 East River, New York, NY 10004
(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code): (212) 776-4046

_____________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets

As previously announced, on September 27, 2022, FBO Air-Garden City, Inc., (“FBO GCK”) a wholly owned subsidiary of Saker Aviation Services, Inc. (the “Company”) entered into a FBO Transfer Agreement (the “Agreement”) with Crosby Flying Services, LLC (the “Buyer”) pursuant to which FBO GCK agreed (i) to sell to the Buyer substantially all of its assets (the “Assets”) and none of its liabilities, and (ii) to a seven year non-competition covenant (the “Non-Compete”) whereby the Company, including its subsidiaries and affiliates, will not engage in any business involving the operation of a fixed based operation supplying aviation fuels and lubricants or the supply of other goods or provision of services typically supplied or performed at fixed base operations at airports at any facility located within one hundred (100) miles of the Garden City Regional Airport in Garden City, Kansas (the “Airport”), for $1.6 million.

On October 31, 2022 (the “Closing Date”), FBO GCK closed the sale of the Assets to the Buyer and became subject to the Non-Compete, for an aggregate purchase price of $1.5 million, after certain closing adjustments. The Buyer paid 90% of the purchase price on the Closing Date with the remainder to be paid in cash upon the first anniversary of the Closing Date subject to FBO GCK’s and the Company’s compliance with the Non-Compete, pursuant to the Agreement. A copy of the Agreement was filed as exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 3, 2022, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1*
FBO Transfer Agreement between FBO Air-Garden City Inc. and Crosby Flying Services, LLC dated September 27, 2022, incorporated by reference from exhibit 10.1 to the Company’s Current Report on Form 8-K filed October 3, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*
Schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish a copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 2, 2022		SAKER AVIATION SERVICES, INC.

	By:	/s/ Samuel Goldstein
Samuel Goldstein
President and Chief Executive Officer